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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   ---------

                                   FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                         of the Securities Exchange Act
                                     of 1934


         Date of Report (Date of earliest event reported) JANUARY 24, 1997


                                 FIBERCHEM, INC.
                 -------------------------------------------------
                 (Exact name of registrant as specified in charter)


         DELAWARE                    1-17569                  84-1063897
---------------------------        ------------           ------------------
(State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)              File Number)           Identification No.)



1181 GRIER DRIVE, SUITE B, LAS VEGAS, NEVADA                     89119
--------------------------------------------                   ----------
 (Address of principal executive offices)                      (Zip Code)


                                 (702) 361-9873
                                 --------------
                 Registrant's telephone number, including area code



                                      N/A
                           ----------------------------
          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On January 24, 1997, KPMG Peat Marwick LLP (the "Former Accountant") resigned as FiberChem, Inc.'s (the "Company") principal accountants.

     The Former Accountant did not state any reason for resigning in its resignation letter to the Company. However, in its letter to the Audit Committee and its Material Weakness letter both dated January 10, 1997 and delivered January 23, 1997, the Former Accountant reported "Disagreements with Management" on financial accounting and reporting matters and auditing scope concerning revenue recognition that, if not satisfactorily resolved (which all were) would have caused a modification of their report on the 1996 consolidated financial statements. The disagreements aggregating approximately $1,800,000, concerning certain transactions termed "consignments" by the Former Accountant, products warehoused for customers, and a research and development effort, none of which met the requirements for revenue recognition under generally accepted accounting principles.

     The Audit Committee of the Board of Directors met with and discussed the subject matter of the disagreements with the Former Accountant.

     The Former Accountant's report on the consolidated financial statements for the fiscal years ended September 30, 1995 and 1996 contained an explanatory paragraph concerning the Company's ability to continue as a going concern. Management plans in regard to these matters are described in Note 1. The consolidated financial statements do not include any adjustment that might result from the ultimate outcome of these uncertainties.

     The Company has authorized the Former Accountant to respond fully to inquiries of the successor accountant (when retained) concerning the subject matter of such disagreements. A new accountant has not yet been engaged to audit the Company's financial statements.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      c.  EXHIBITS.

      1.  Letter from KPMG Peat Marwick LLP.

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                                SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             FIBERCHEM, INC.

Date: January 31, 1997

                                             By: /s/ GEOFFREY F. HEWITT
                                                -------------------------
                                                Geoffrey F. Hewitt
                                                President